UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices, including Zip Code)

(510) 745-1200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ZSAN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of June 17, 2021, the Board of Directors (the “Board”) of Zosano Pharma Corporation (the “Company”) approved the amendment and restatement of the Bylaws of the Company (the “Amended and Restated Bylaws”) to reduce the quorum required for meetings of stockholders from a majority to one-third (1/3) of the outstanding shares of stock entitled to vote, present in person, by remote communication or by proxy, and further to provide that where a separate vote by a class or classes or series is required, except where otherwise provided by statute or by the Certificate of Incorporation or the Bylaws, one-third (1/3) of the outstanding shares of such class or classes or series entitled to vote, present in person, by remote communication or by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

As previously disclosed in the Company’s current report on Form 8-K filed with the SEC on June 10, 2021, on June 10, 2021, the Company convened and adjourned the 2021 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) without any business being conducted, due to lack of the requisite quorum. The Annual Meeting has been adjourned to 8:30 a.m. Pacific Time on Wednesday, June 30, 2021. The adjourned meeting will be held virtually at www.virtualshareholdermeeting.com/ZSAN2021. The record date has not changed. Only stockholders of record at the close of business on April 15, 2021 are entitled to vote at the Annual Meeting.

In order to facilitate the timely transaction of business at the Annual Meeting, the Board approved the Amended and Restated Bylaws to reduce the required quorum for meetings of stockholders from a majority to one-third (1/3) of the outstanding shares of stock entitled to vote, present in person, by remote communication or by proxy.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

3.1	Amended and Restated Bylaws of Zosano Pharma Corporation (effective as of June 17, 2021)

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2021	ZOSANO PHARMA CORPORATION

	By:	/s/ Christine Matthews
Name: Christine Matthews
Title: Chief Financial Officer